EXHIBIT 10-k



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of June 11, 1999 to the 364-Day Credit Agreement dated as of May 19, 1999 (the "Credit Agreement") among U S WEST COMMUNICATIONS, INC. (the "Company"), the BANKS listed on the signature pages thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                                       W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to increase pricing;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  Amendment of Section 1.01.

          (a) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is amended to insert:

                  (1) before the date contained therein, the phrase "the earlier of (i)", and

                  (2) after the  expression  "Section  2.01(b)",  the clause "or
         (ii) the date which is the thirtieth day after the date on which the Merger is consummated,".

          (b) Section 1.01 the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

                  "Merger" means any of the transactions constituting one of the "Mergers" (as defined in the Merger Agreement as in effect on June 11, 1999) or any similar transaction pursuant to which U S WEST, Inc. merges with or into, or controls is controlled by or is under common control with, Global Crossing Ltd.

                  "Merger Agreement" means the Agreement and Plan of Merger dated as of May 16, 1999 between U S WEST, Inc. and Global Crossing Ltd., as amended prior to June 11, 1999.

         SECTION 3. Amendment of Section 2.02. Section 2.02 of the Credit Agreement is amended to add the following proviso before the word "and" at the end of clause (iii) thereof:

         provided that if the date of such Borrowing occurs during the period from and including December 15, 1999 to and including January 17, 2000, such Loans shall bear interest at the Base Rate unless and until they are converted to Euro-Dollar Loans on or after January 18, 2000,

         SECTION 4. Amendment of Section 2.10. Section 2.10(a) of the Credit Agreement is amended to replace the period at the end of clause (ii) thereof with a semi-colon and to add after clauses (i) and (ii) the following proviso, which applies to both clauses:

         provided that if such conversion or continuation occurs during the period from and including December 15, 1999 to and including January 17, 2000, such Loans shall be converted into or continued as Domestic Loans unless and until they are converted to Euro-Dollar Loans on or after January 18, 2000.

         SECTION 5. Amendment of Section 4.07. Section 4.07(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (c) Except as specifically identified in Schedule 4.07, there are neither any conditions or circumstances known to the Company which may give rise to any claims or liabilities respecting any Environmental Laws or Hazardous Substances arising from the operations of the Company or its Subsidiaries (including, without limitation, off-site liabilities), nor any additional costs of compliance with Environmental Laws, which collectively have an aggregate potential liability in excess of $50,000,000.

         SECTION 6. Amendment of Section 9.03. Clause (i) of Section 9.03(a) of Credit Agreement is amended by adding the word "reasonable" before the word "out-of-pocket" and before the word "fees".

         SECTION 7. Amendment of Pricing Schedule. The Pricing Schedule is amended and restated in its entirety to read as set forth in the attached Pricing Schedule.

         SECTION 8. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

         SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 11. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          U S WEST COMMUNICATIONS, INC.


                          By /s/ Sean P. Foley
                          Title: Treasurer

                                        MORGAN GUARANTY TRUST COMPANY OF NEW
YORK


                                        By /s/ Robert Bottamedi
                                        Title: Vice President



                                        THE CHASE MANHATTAN BANK


                                        By /s/ Edmond DeForest
                                        Title: Vice President



                                        THE FIRST NATIONAL BANK
                                            OF CHICAGO


                                        By /s/ Lori J. Thomas
                                        Title: Vice President



                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION


                                        By /s/ Douglas T. Meckelnburg
                                        Title: Vice President



                                        CITIBANK, N.A.


                                        By /s/ Maureen Maroney
                                        Title: Vice President

                                        ABN AMRO BANK N.V.


                                        By /s/ Joanna Riopelle
                                            Title: Senior Vice President


                                        By /s/ Sang W. Lee
                                            Title: Assistant Vice President



                                        ISTITUTO BANCARIO SAN PAOLO
                                            DI TORINO ISTITUTO MOBILIARE
                                            ITALIANO SPA


                                        By
                                            Title:



                                        By
                                            Title:



                                        MELLON BANK, N.A.


                                        By /s/ Henry S. Beukema
                                            Title: Assistant Vice President

                                        WELLS FARGO BANK, N.A.


                                        By /s/ Donald A. Hartmann
                                            Title: Senior Vice President



                                        By /s/ Catherine M. Wallace
                                        Title: Vice President



                                        THE BANK OF NEW YORK


                                        By /s/ James Whitaker
                                        Title: Vice President



                                        U.S. BANK NATIONAL ASSOCIATION


                                        By /s/ Scott E. Page
                                        Title: Vice President



                                        FIRST SECURITY BANK, N.A.


                                        By /s/ Troy S. Akagi
                                        Title: Vice President

                                        COMMERZBANK AG LOS ANGELES
                                        AND GRAND CAYMAN BRANCHES


                                        By /s/ Christian Jagenberg
                                        Title: Senior Vice President and Manager



                                        By /s/ Steven F. Larsen
                                        Title: Vice President



                                        FLEET NATIONAL BANK


                                        By /s/ Sue Anderson
                                        Title: Vice President



                                        KEYBANK NATIONAL ASSOCIATION


                                        By /s/ Mary K. Young
                                        Title: Assistant Vice President



                                        BAYERISCHE LANDESBANK
                                        GIROZENTRALE CAYMAN
                                         ISLANDS BRANCH


                                        By /s/ Peter Obermann
                                            Title: Senior Vice President



                                        By /s/ James H. Boyle
                                        Title: Vice President

                                        NORTHERN TRUST COMPANY


                                        By /s/ David J. Mitchell
                                         Title: Vice President



                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By /s/ K. C. Barclay
                                        Title: Head of Media and
                                               Telecommunications



                                        BANKERS TRUST COMPANY


                                        By /s/ Gregory Shefrin
                                        Title: Principal



                                        BANQUE NATIONALE DE PARIS


                                        By /s/ Clive Bettles
                                        Title: Senior Vice President & Manager



                                        By /s/ Mitchell M. Ozawa
                                        Title: Vice President

                                        UBS AG, STAMFORD BRANCH


                                        By /s/ Robert H. Riley III
                                            Title: Executive Director



                                        By /s/ Paul R. Morrison
                                            Title: Executive Director

                                PRICING SCHEDULE


         The "Euro-Dollar Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


--------------------------- --------- --------- --------- --------- --------- -------- ---------- =========

                            Level     Level     Level     Level     Level     Level    Level      Level
Status                       I         II       III        IV        V         VI       VII        VIII
--------------------------- --------- --------- --------- --------- --------- -------- ---------- =========
--------------------------- --------- --------- --------- --------- --------- ======== ========== =========

Euro-Dollar Margin:
Usage less than 25%         .245%     .265%     .305%     .420%     .525%     .625%    .725%      1.175%

Usage => 25%                .345%     .365%     .430%     .545%     .650%     .750%    1.100%     1.550%

Facility Fee Rate           .055%     .060%     .070%     .080%     .100%     .125%    .150%      .200%
--------------------------- --------- --------- --------- --------- ========= ======== ========== =========


         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Status" exists at any date if, at such date, the Company's outstanding senior unsecured long-term debt securities are rated A+ or higher by S&P and A1 or higher by Moody's.

         "Level II Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated A+ or higher by S&P or A1 or higher by Moody's and (ii) Level I Status does not exist.

         "Level III Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated A or higher by S&P or A2 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated A- or higher by S&P or A3 or higher by Moody's and (ii) none of Level I Status, Level II Status or Level III Status exists.

         "Level V Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

         "Level VI Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists.

         "Level VII Status" exists at any date if, at such date, (i) the Company's outstanding senior unsecured long-term debt securities are rated BBB-or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists.

         "Level VIII Status" exists if, at such date, none of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status or Level VII Status exists.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

         "S&P" means Standard & Poor's Ratings Group, a New York corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status or Level VIII Status exists at any date.

         "Usage" means at any date the percentage equivalent of a fraction (i) the numerator of which is the sum of the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of this Schedule, if for any reason any Loans remain outstanding after termination of the Commitments, the Usage for each date on or after the date of such termination shall be deemed to be greater than 25%.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company, and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.